Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series

Supplement dated February 28, 2022

to the Prospectus and Summary Prospectus

dated May 1, 2021 (“Prospectus”)

On February 25, 2022, the Board of Trustees of Victory Variable Insurance Funds (“Trust”), upon the recommendation of Victory Capital Management Inc., the Trust’s investment adviser, approved a Plan of Liquidation (“Plan”) for the Victory INCORE Low Duration Bond VIP Series (the “Fund”).  It is anticipated that the Fund will liquidate on or about April 29, 2022. On the liquidation date, the Fund will redeem all its outstanding shares at the net asset value of such shares.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the Fund may deviate from its investment objective and strategies as the liquidation date approaches. It is anticipated that the Fund's portfolio will be positioned into cash on or some time prior to the liquidation date.

The liquidation and dissolution is not expected to result in income tax liability for the Fund. The Fund may pay more than one liquidating distribution in more than one installment.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.